UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NURIX THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! NURIX THERAPEUTICS, INC. 2022 Annual Meeting Vote by May 4, 2022 11:59 PM ET NURIX THERAPEUTICS, INC. 1700 OWENS STREET, SUITE 205 SAN FRANCISCO, CA 94158 D67558-P68317 You invested in NURIX THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 5, 2022. Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to April 21, 2022. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 5, 2022 9:00 AM PT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/NRIX2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Judith A. Reinsdorf, J.D. For All 02) Clay B. Siegall, Ph.D. 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2022. For 3. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. For 4. To approve, on a non-binding advisory basis, the frequency of future votes on the compensation of the Company’s named executive officers. 1 Year NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. If no direction is made, the proxy will be voted “FOR ALL” for Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3 and “1 YEAR” for Proposal 4. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D67559-P68317